UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 28, 2008
CNX GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32723 (Commission File Number)	20-3170639 (IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania (Address of principal executive offices)	15276 (Zip code)
Registrant’s telephone number, including area code:
(412) 200-6700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.
     On January 29, 2008, CNX Gas Corporation (the “Company”) announced that its board of directors had formed a special committee of independent directors to evaluate the exchange offer proposed by CONSOL Energy Inc. (“CONSOL Energy”) for all of the Company’s outstanding shares of common stock, par value $0.01 per share, not owned by Consolidation Coal Company, a wholly-owned subsidiary of CONSOL Energy. A copy of the press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the letter from CONSOL Energy to the Company’s board of directors describing the proposed exchange offer is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION
By:	/s/ Nicholas J. DeIuliis
	Name:	Nicholas J. DeIuliis
	Title:	President and Chief Executive Officer

     Dated: January 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of CNX Gas Corporation, dated January 29, 2008.

99.2	Letter from J. Brett Harvey, dated January 28, 2008.